Exhibit 10.54

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is entered into this 19th day of December, 2007, by and between MONOGRAM BIOSCIENCES, INC., a Delaware corporation (“Borrower”) and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., individually as a Lender, and as Agent (“Agent”).

Recitals

A. Agent and Borrower have entered into that certain Credit and Security Agreement dated as of September 27, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Credit Agreement”). Agent has extended credit to Borrower for the purposes permitted in the Credit Agreement.

B. Borrower has requested that Agent amend the Credit Agreement to (i) extend the [*] and (ii) increase the letter of credit sublimit. Agent has agreed to so amend the Credit Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Agreement, including its preamble and recitals, shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit and Security Agreement.

2.1 ETag Name Change. All references in the Credit Agreement to “ETag” are hereby deleted and replaced with “VeraTag”, due to a change by Borrower in the name of its ETag products to VeraTag.

2.2 Section 1.1 (Certain Defined Terms). The reference to “$700,000” in clause (h) of the definition of “Permitted Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended by deleting it and replacing it with “$1,000,000”.

2.3 Section 4.14 [*]. The reference to [*] in Section 4.14 of the Credit Agreement is hereby amended by deleting it and replacing it with [*]

3. Representations and Warranties. To induce Agent to enter into this Agreement, Borrower hereby represents and warrants to Agent as follows:

3.1 Immediately after giving effect to this Agreement (a) except as set forth in the updated disclosure Schedules attached hereto as Schedule 1, the representations and warranties contained in the Financing Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and due authority to execute and deliver this Agreement and to perform its obligations under the Credit Agreement;

3.3 The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Credit Agreement have been duly authorized by all necessary action on the part of Borrower;

3.4 The organizational documents of Borrower delivered to Agent on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.5 The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Credit Agreement do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.6 The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Credit Agreement do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

3.7 This Agreement has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4. Limitation of Consent and Amendments.

4.1 The amendments set forth in Sections 2 and 3, above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Financing Document, or (b) otherwise prejudice any right or remedy which Agent may now have or may have in the future under or in connection with any Financing Document.

4.2 This Agreement shall be construed in connection with and as part of the Financing Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Agreement shall be deemed effective upon (a) the due execution and delivery to Agent of this Agreement by each party hereto, (b) Borrower’s payment to Agent of modification fee of $20,000, and (c) Borrower’s payment of Agent’s legal fees and expenses in connection with the negotiation and preparation of this Agreement.

7. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Illinois.

8. Integration. This Agreement and the Financing Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, and negotiations between the parties about the subject matter of this Agreement, and the Financing Documents merge into this Agreement and the Financing Documents.

[Signature page follows.]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

BORROWER:

MONOGRAM BIOSCIENCES, INC.

By:	/s/ Alfred Merriweather
Name: Alfred Merriweather
Title: Sr. VP and CFO

AGENT:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent and a Lender

By:	/s/ Maurice Ansellem, VP
Name: Maurice Ansellem
Title: VP

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.